Product Information Notice Dated June 10, 2021

Issued by: Talcott Resolution Life Insurance Company Separate Account Seven

Personal Retirement Manager Series II
Personal Retirement Manager Select Series II
Personal Retirement Manager Select Series III
Huntington Personal Retirement Manager Series II

Issued by: Talcott Resolution Life and Annuity Insurance Company Separate Account Seven

Personal Retirement Manager Series II
Personal Retirement Manager O-Share

This product information notice updates certain information in your contract for insurance products issued by
Talcott Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company

Effective May 11, 2021, BlackRock (Singapore) Limited is a sub-adviser for the BlackRock Global Allocation V.I. Fund Sub-Account.

This Product Information Notice Should Be Retained for Future Reference

HV-7859